Exhibit 99.1

CERTIFICATION
Pursuant to 18 United States Code § 1350

     The undersigned hereby certifies that, to his knowledge, the Annual Report on Form 10-K/A, Amendment No. 2, for the fiscal year ended December 31, 2002 of Phelps Dodge Corporation (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Steven Whisler

Name:	J. Steven Whisler
Title:	Chairman, President and
Chief Executive Officer
Date:	April 24, 2003